EXHIBIT 99.2

California | Colorado | Georgia | Illinois | New Jersey | New York | Texas | Virginia | Washington 1 Q 2 5 Ea rning s S u pp l e m en ta l Pre s en tat i o n April 22, 2025 NASDAQ | HAFC

2 TABLE OF CONTENTS 1Q25 PERFORMANCE RESULTS 05 – 21 LOAN PORTFOLIO DETAILS 22 – 31 1Q25 FINANCIAL SUMMARY 32 – 32 NON - GAAP RECONCILIATION 33 – 34

3 FORWARD - LOOKING STATEMENTS Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, changes in monetary policy, economic uncertainty and changes in economic conditions, potential recessionary conditions, inflation, the effect of the imposition of tariffs, fluctuations in interest rate and credit risk, competitive pressures, our ability to access cost - effective funding, the ability to enter into new markets successfully and capitalize on growth opportunities, balance sheet management, liquidity and sources of funding, the size and composition of our deposit portfolio, and including the percentage of uninsured deposits in the portfolio, increased assessments by the Federal Deposit Insurance Corporation, risk and effect of natural disasters, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the adequacy of and changes in the methodology of calculating our allowance for credit losses, and other operational factors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated April 22 , 2025 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein .

4 NON - GAAP FINANCIAL INFORMATION This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, and tangible common equity per share and pro forma regulatory capital . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation .

5 1Q25 HIGHLIGHTS (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Net Income $17.7M Diluted EPS $0.58 ROAA 0.94% ROAE 8.92% NIM 3.02% Efficiency Ratio 55.69% Earnings Performance • Net income of $17.7 million, unchanged from the prior quarter • Net interest margin up 11 basis points from the prior quarter, resulting in net interest income of $55.1 million, up 3.1% from the prior quarter • Noninterest income of $7.7 million, up 5.0% from the prior quarter and noninterest expense of $35.0 million, up 1.3% from the prior quarter Loans and Deposits • Deposits up 2.9% from the prior quarter, with noninterest - bearing demand deposits representing 31.2% of total deposits; cost of interest - bearing deposits of 3.69%, down 27 bps from the prior quarter • Loans up 0.5% from the prior quarter; loan yield of 5.95%, down 2 basis points from the prior quarter • Loan production of $345.9 million with a weighted average coupon of 7.35% Asset Quality • Credit loss expense of $2.7 million • Net loan charge - offs to average loans of 0.13% • Allowance for credit losses to loans of 1.12% Capital • Tangible common equity to tangible assets of 9.59% (1) • Common equity tier 1 capital ratio of 12.13% • Total risk - based capital ratio of 15.29%

LOAN PRODUCTION 6 Loan production of $345.9 million in the first quarter included a meaningful contribution from residential mortgage production, which increased 37% to $55.0 million quarter - over - quarter. (1) Residential mortgage includes $0.3 million of consumer loans for 1Q24 (2) $30.8 million, $54.5 million, $51.6 million, $49.7 million, and $55.2 million of SBA loan production includes $12.2 million, $31.4 million, $25.6 million, $15.4 million, and $30.8 million of loans secured by CRE and the remainder representing C&I for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25 respectively (3) Production includes purchases of guaranteed SBA loans of $10.2 million, $14.5 million, $13.7 million, $20.3 million, and $11.0 million for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, respectively (4) Production includes mortgage loan purchases of $5.2 million, $10.7 million, and $10.0 million for 2Q24, 3Q24, and 1Q25, respectively (5) Production includes C&I loan purchases of $0.6 million for 4Q24 $146.6M Commercial real estate loan production $42.3M Commercial and industrial loan production $46.7M Equipment finance production $55.0M Residential mortgage (1,4) production $55.2M SBA (2,3) loan production 26% 32% 32% 43% 42% 30% $234.0 12% 23% 17% 22% $273.9 20% 11% 16% 21% $347.8 15% 12% 11% $339.0 15% 12% 12% 18% $345.9 16% 16% 14% 12% 2Q24 1Q25 1Q24 CRE C&I 3Q24 4Q24 Equipment Finance RRE SBA Weighted Average Coupon on New Production 8.31% 8.02% 7.92% 7.37% 7.35% ($ in millions) (2,3) (1,4) (5)

CRE Investor (non - owner) 43% CRE Multifamily 7% C&I 14% Equipment Finance 7% CRE Construction (2) 1% (2,5) CRE Owner (2) 12% (2) RRE (3) 16% $6.28 Billion Loan Portfolio (as of March 31, 2025) LOAN PORTFOLIO 7 Note: Numbers may not add due to rounding (1) Includes syndicated loans of $357.6 million in total commitments ($255.1 million disbursed) across C&I ($255.8 million committed and $178.9 million disbursed) and CRE ($101.8 million committed and $76.2 million disbursed) (2) CRE is a combination of Investor (non - owner), Owner Occupied, Multifamily, and Construction. Investor (or non - owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flows from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units. (3) Residential real estate is a loan (mortgage) secured by a single family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $1.3 million of HELOCs and $6.2 million in consumer loans (4) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (5) $74.5 million, or 17.42%, of the CRE multifamily loans are rent - controlled in New York City 1Q25 Average Yield Outstanding ($ in millions) 5.65% $3,975 Commercial Real Estate (CRE) (1,2) Portfolio 5.39% $980 Residential Real Estate (RRE) (3) Portfolio 7.76% $854 Commercial & Industrial (C&I) (1) Portfolio 6.50% $473 Equipment Finance Portfolio Weighted Average Debt Coverage Ratio (4) Weighted Average Loan - to - Value Ratio (4) # of Loans 2.04x 48.9% 859 CRE (2) Investor (non - owner) 2.75x 46.1% 709 CRE (2) Owner Occupied 1.58x 53.7% 156 CRE (2,5) Multifamily

4.16% 4.27% 4.27% 3.96% 3.69% Interest - bearing Deposit Costs $4,462 $4,361 $4,397 $4,384 $4,409 1Q25 4Q24 3Q24 2Q24 1Q24 Average Interest - bearing Deposits DEPOSIT PORTFOLIO Total deposits increased 3 % to $ 6 . 62 billion , led by a $ 140 . 4 million, or 7% , increase in money market and savings deposits quarter - over - quarter . Noninterest - bearing demand deposits represented 31% of total deposits at March 31, 2025. Estimated uninsured deposit liabilities were 44% of the total deposit liabilities. Brokered deposits remained low, at 1.1% of the deposit base. Note: Numbers may not add due to rounding Deposits 29% 29% 30% 30% 31% 24% 23% 22% 20% 19% $6,403 $6,329 $6,376 15% 16% 16% $6,436 16% $6,619 18% 1% 1% 1% 1% 1% 31% 33% 32% 31% 30% 1Q25 4Q24 3Q24 2Q24 1Q24 Time > $250K Money Market & Savings Demand Noninterest - bearing Time <= $250K Demand Interest - bearing ($ in millions) Deposits as of 1Q25 ($ in millions) Business Personal $2,969 45% $3,650 55% 8

9 $50.7 $48.6 $50.1 $53.4 $55.1 2.78% 2.69% 2.74% 2.91% 3.02% 1Q24 2Q24 3Q24 Net Interest Income 4Q24 1Q25 NIM NET INTEREST INCOME | NET INTEREST MARGIN ($ in millions) 2.91% 0.02% - 0.02% 0.13% - 0.02% 3.02% 4Q24 Loans Other IB liabilities 1Q25 Other earning IB - deposits assets Increase Decrease Net interest income for the fourth quarter was $55.1 million and net interest margin (taxable equivalent) was 3.02%, both up from the fourth quarter primarily due to a decrease in deposit interest expense. Net Interest Margin

10 4.14% 4.49% 4.79% 5.44% 5.60% 5.64% 5.78% 5.91% 6.02% 6.00% 6.04% 5.95% 5.90% 5.93% 0.99% 0.25% 0.40% 2.08% 3.37% 2.97% 3.97% 3.60% 4.20% 4.28% 4.29% 4.22% 3.83% 3.67% 0.50% 1.75% 3.25% 4.50% 5.00% 5.50% 5.50% 5.50% 5.50% 5.50% 5.25% 5.00% 4.50% 4.50% NET INTEREST INCOME SENSITIVITY $60.0 $90.0 $668.3 $594.3 $479.8 $419.8 $728.3 $684.3 $479.8 $419.8 4.41% 4.09% 3.83% Cost of 3.91% CDs (4) 2Q25 1Q26 3Q25 Wholesale 4Q25 Retail 5.50% 5.50% 5.00% 4.50% 4.50% 4.66% 4.78% 4.79% 4.55% 4.17% 1Q24 2Q24 3Q24 Deposits – CD Maturities 㸦 $ in million 㸧 4Q24 1Q25 Fed Funds Rate (3) Cost of CDs (2) Numbers may not add due to rounding (1) Loan yield and cost of interest - bearing deposit represent monthly average yield and cost, respectively. Fed funds rate represents the rate at the end of the month. Declining beta is measured monthly between August 2024, when the fed funds rate was 5.50%, and March 2025, when the fed funds rate was 4.50%. (2) Cost of CDs and interest bearing - deposits for the month of March 2025 was 4.10% and 3.67%, respectively (3) Fed funds rate represents the upper - target rate at the end of the quarter (4) Represent weighted average contractual rates Fed Funds Rate Interest - bearing deposit cost Loan Yield Change in FFds: 100 bps Loan Beta: 11% Deposit Beta: 62% Loan & Deposit Beta (1) Fed Funds Rate & Cost of CDs

11 29% $2.2 18% $1.4 9% $0.7 4% $0.3 40% $3.1 Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance All other operating income NONINTEREST INCOME $54.5 $51.6 $49.7 $55.2 $30.8 $25.6 $23.5 $23.0 $21.6 $32.2 7.23% 8.54% 8.54% 8.53% 7.82% 1Q24 2Q24 3Q24 SBA Loan Sales SBA Production 4Q24 1Q25 SBA Trade Premium $5.8 $6.1 $5.7 $5.5 $7.7 $0.4 $1.5 $8.1 $0.4 $1.6 $8.4 $0.3 $1.5 $7.4 $0.3 $1.4 $7.7 $0.2 $2.0 1Q24 2Q24 3Q24 Service charges, fees & other Gain on sale of SBA loans 4Q24 1Q25 Gain of sale of mortgage loans $6.6 (1) Numbers may not add due to rounding (1) Includes a $0.3 million BOLI benefit in 2Q24 and a $0.9 million gain on sale - and - leaseback of bank premises in 3Q24. Noninterest income for the first quarter was $7.7 million , up 5% from the fourth quarter, primarily because of a $0.6 million increase on gains from the sale of SBA loans. Noninterest Income 㸦 $ in millions 㸧 1Q25 Service Charges and Fees 㸦 $ in million 㸧 SBA 7(a) Loan Production and Sales 㸦 $ in million 㸧 (1)

NONINTEREST EXPENSE 12 (1) Includes a $1.6 million gain from the sale of an OREO property Noninterest expense was $35.0 million for the first quarter, up 1.3% from the fourth quarter of 2024, primarily reflecting a $1.6 million gain from the sale of a other real estate owned property in the fourth quarter. $35.0 $4.2 $1.5 $3.8 $4.5 ) $34.5 $3.9 (1 $1.8 $3.8 $4.5 $35.1 $4.4 $1.5 $3.8 $4.5 $35.3 $5.2 $1.7 $3.7 $4.3 $36.4 $4.8 $1.9 $3.6 $4.5 $21.0 $20.5 $20.9 $20.4 $21.6 1Q25 4Q24 3Q24 2Q24 1Q24 1.94% 1.89% 1.85% 1.82% 1.86% Noninterest expense / Average assets ($ in millions)

13 $17.3 $18.4 $15.0 $13.8 $15.8 $8.2 $10.7 $7.9 $6.1 $7.6 $9.1 $7.7 $7.1 $7.7 $8.2 1Q25 4Q24 3Q24 2Q24 1Q24 0.26% 0.22% 0.24% 0.30% 0.28% ASSET QUALITY – DELINQUENT & CRITICIZED LOANS Delinquent loans / Total loans $62.3 $36.9 $131.6 $86.0 $70.9 $160.0 $165.3 $164.9 1.39% 1.15% 2.56% 2.64% 2.62% Equipment Finance Delinquent Loans All Other Delinquent Loans Numbers may not add due to rounding (1) Represents loans 30 to 89 days past due and still accruing (2) Includes nonaccrual loans of $14.0 million, $18.4 million, $13.6 million, $13.4 million, and $34.4 million as of 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, respectively. (3) Includes two special mention CRE loans of $109.7 million in the hospitality industry and a $20.1 million C&I loan in the healthcare industry. (4) Includes two special mention CRE loans of $106.5 million in the hospitality industry, a $19.5 million C&I loan in the healthcare industry and a $12.4 million C&I relationship in the retail industry. (5) Includes two special mention CRE loans of $105.8 million in the hospitality industry and a $12.2 million C&I relationship in the retail industry. (6) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025. Criticized loans / Total loans (3) (4) $139.6 The $21.2 million decrease in special mention loans in the first quarter was primarily driven by a $19.5 million upgrade of a C&I loan. The $20.8 million increase in classified loans was primarily driven by a $20.0 million nonaccrual commercial real estate loan. Delinquent Loans (1) 㸦 $ in millions 㸧 Criticized Loans (2) 㸦 $ in millions 㸧 (5) $118.4 (6) $46.5 $25.7 $28.4 $34.0 $23.7 1Q25 4Q24 Special Mention 3Q24 2Q24 Classified 1Q24

14 Nonperforming assets were $ 35 . 7 million at the end of the first quarter, up from $ 14 . 4 million at the end of the fourth quarter . The increase was primarily driven by a $ 20 . 0 million commercial real estate loan designated nonaccrual during the first quarter . $14.0 $19.2 $15.5 $14.3 $35.6 $0.1 $0.8 $0.8 $0.1 $0.1 $14.1 $20.0 $16.3 $14.4 $35.7 4Q24 1Q25 1Q24 2Q24 3Q24 Nonperforming loans Note: Numbers may not add due to rounding OREO ASSET QUALITY – NONPERFORMING ASSETS & NONACCRUAL LOANS (1) Nonperforming assets exclude repossessed personal property of $1.3 million, $1.2 million, $1.2 million, $0.6 million, and $0.7 million for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, respectively; also excludes the $27.2 million held for sale nonperforming loan at 3Q24. (2) Specific allowance for credit losses for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, was $5.3 million, $6.8 million, $5.2 million, $6.2 million, and $11.8 million, respectively (3) RRE includes consumer loans (4) Includes a $20.0 million CRE loan at March 31, 2025 $9.6 $8.8 $8.2 $4.5 $2.8 $20.0 $14.3 $3.6 $1.9 (2) $35.5 3Q24 1Q25 1Q24 2Q24 Equipment Finance All other CRE and C&I < $3M (2) $14.0 $3.9 $3.2 $6.9 4Q24 RRE (3) (2) $19.2 $3.9 $5.9 $0.8 $8.6 All other CRE and C&I >= $3M (2) (2) $15.2 $3.7 $1.9 Nonperforming Assets (1) 㸦 $ in millions 㸧 0.26% 0.19% 0.21% 0.19% 0.46% Nonperforming assets / Total assets Nonaccrual Loans 㸦 $ in millions 㸧 (4)

15 $2.0 $2.1 $2.5 $2.9 $2.8 $1.3 $2.1 $0.1 $2.3 $0.2 $3.4 $0.5 $3.2 $0.4 Gross Charge - offs 㸦 $ in millions 㸧 $3.8 1Q24 2Q24 3Q24 Equipment Finance Charge - offs 4Q24 1Q25 All Other Loan Charge - offs ASSET QUALITY – GROSS & NET LOAN CHARGE - OFFS Net Charge - offs / Average loans Note: Numbers may not add due to rounding $1.6 $1.8 $2.0 $2.4 ($1.1) ($2.5) $2.0 ($0.1) $1.6 $1.8 $0.9 ($0.1) $1.9 0.10% 0.12% 0.06% - 0.01% 0.13% 4Q24 1Q25 All Other Net Charge - offs 1Q24 2Q24 3Q24 Equipment Finance Net Charge - offs Net charge - offs for the first quarter were $1.9 million . Net Charge - offs (Recoveries) 㸦 $ in millions 㸧

16 ACL TRENDS $70.6 $70.1 $69.2 $67.7 $68.3 1Q25 4Q24 3Q24 2Q24 1Q24 1.10% 1.11% 1.11% 1.12% 1.12% Allowance for credit losses ACL to Loans $0.2 $1.0 $2.3 $0.9 $2.4 1Q24 2Q24 3Q24 4Q24 Credit loss expense 1Q25 Allowance for credit losses was $ 70 . 6 million at March 31 , 2025 , or 1 . 12 % to total loans, compared with $ 70 . 1 million and 1 . 12 % at the end of the prior quarter . Allowance for Credit Losses 㸦 $ in millions 㸧 Credit Loss Expense 㸦 $ in millions 㸧

17 ACL ANALYSIS BY LOAN TYPE March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 ($ in millions) Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,878.5 $ 36.4 $ 3,888.5 $ 36.1 $ 3,932.1 $ 37.8 $ 3,949.6 $ 39.3 $ 3,975.7 $ 41.4 CRE 774.9 11.8 802.4 10.6 879.1 9.8 863.4 10.0 854.4 6.2 C&I 554.0 13.7 531.3 15.0 507.3 15.7 487.0 15.0 472.6 13.0 Equipment Finance 970.4 6.2 954.2 6.0 939.3 5.9 951.3 5.8 979.5 10.0 RRE & Consumer $ 6,177.8 $ 68.3 $ 6,176.4 $ 67.7 $ 6,257.7 $ 69.2 $ 6,251.3 $ 70.1 $ 6,282.2 $ 70.6 Total Note: Numbers may not add due to rounding

18 15 Year 68% 20 Year 20% SECURITIES PORTFOLIO $162 $205 $207 $129 $25 $26 $21 $15 $187 $231 $228 $144 2024 Actual 2027 2026 Interest 4% US Agy MBS - Residential 62% US Agy MBS - Commercial 14% US Agy CMO 8% Municipal 12% 9% US Agy 12% US Agy MBS - Residential 44% Municipal UST US Agy MBS - Commerical 7% US Agy CMO 8% 20% Available for Sale (1) $991 Million < 1 Year 10% 1 to 3 Year 21% 3 to 5 Years 44% > 5 Years 25% Unrealized Loss $84 Million US Agy Securities Duration 4.1 Years $439 Million 30 Year (2) 12% 2025 (3) Principal Note: Numbers may not add due to rounding (1) Based on the book value (2) 92% constitutes CRA bonds (3) 1Q25 observed $45.1 million of principle paydowns and $7.4 million of interest payments The $991 million securities portfolio (all AFS, no HTM) represented 13% of assets at March 31, 2025, and had a weighted average modified duration of 4.1 years with a $84 million in an unrealized loss position. Principal Paydowns 㸦 $ in millions 㸧 US Agy Residential MBS (Maturity)

19 LIQUIDITY (1) Rate at March 31, 2025, based on 3 - month SOFR + 166 bps (2) Issued in August 2021 and due in July 2031. Commencing on September 1, 2026, the interest rate resets quarterly to the 3 - month SOFR + 310 bps 14.4% 15.0% 15.5% 15.1% 15.3% 16.8% 17.9% 18.5% 17.9% 17.7% 16.1% 16.8% 17.3% 16.9% 17.2% 0.7% 0.4% 0.2% 0.9% 1.1% 1Q24 2Q24 3Q24 4Q24 1Q25 Liquid Assets to Total Assets Liquid Assets to Total Liabilities Liquid Assets to Deposits Brokered Deposits to Deposits Liquidity Position 㸦 $ in millions 㸧 Cash & Securities at Company - only 㸦 $ in millions 㸧 Company - only Subordinated Debentures 㸦 $ in millions 㸧 Liquidity Ratios % of Assets Balance 4.3% 329 $ Cash & cash equivalents 10.9% 835 Securities (unpledged) 0.1% 12 Loans available for Sale 15.3% 1,176 Liquid Assets 18.6% 1,430 FHLB available borrowing capacity 0.4% 27 FRB discount window borrowing capacity 1.8% 140 Federal funds lines (unsecured) available 20.8% 1,597 Secondary Liquidity Sources 36.1% 2,773 Bank Liquidity (Liquid Assets + Secondary Liquidity) Balance 7 $ Cash 43 Securities (AFS) 50 $ Amortized Rate Cost Par 5.96% 22 $ 27 $ 2036 Trust Preferred Securities 3.75% 109 110 2031 Subordinated Debt 131 $ 137 $ The Bank and the Company have ample liquidity resources at March 31, 2025. (1) (2)

20 9.23% 9.19% 9.42% 9.41% 9.59% 45% 31% 49% 48% 5% 11% 36% 18% 8% 6% 50% 53% 51% 43% 46% $15.2 $14.5 $14.9 $17.7 $17.7 1Q24 Dividend 2Q24 3Q24 Share Repurchase 4Q24 1Q25 Net Income - Retained (2) 10.23% 9.23% 10.20% 9.19% 10.15% 9.42% 10.32% 9.41% 10.37% 9.59% $22.86 $22.99 $24.03 $23.88 $24.49 1Q24 2Q24 3Q24 TCE/TA (1) 4Q24 1Q25 TCE/TA (w/o AFS securities AOCI) (1) (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides (2) “Net Income – Retained” is equal to net income minus dividend payout and share repurchases CAPITAL MANAGEMENT TCE / TA (1) Prudent capital management while driving shareholder return through stable quarterly dividends and share repurchase program. Tangible book value per share (TBVPS) (1) increased to $24.49 at the end of the first quarter. Contributing to the increase was a $10.4 million decrease in unrealized after - tax losses on securities available for sale, and a $0.3 million decrease in unrealized after - tax losses on cash flow hedges, due to changes in interest rates during the first quarter of 2025. TBVPS (1) & TCE/TA (1) Dividend, Share Repurchase & TCE/TA (1) 㸦 $ in millions 㸧

21 REGULATORY CAPITAL 8.00% 6.00% 4.50% 2.50% 15.29% 14.40% 2.50% 12.47% 11.57% 10.50% 8.50% 2.50% 7.00% 12.13% 11.23% Total Capital Tier 1 Capital CET1 Capital Minimum Requirement Company Capital Conservation Buffer Pro Forma (1) 6.50% 13.35% 12.45% 8.00% 13.35% 12.45% 10.00% 14.48% 13.59% Total Capital Tier 1 Capital Bank CET1 Capital Well Capitalized Bank Pro Forma (1) (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at March 31, 2025. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Company The Company exceeds regulatory minimums and the Bank remains well capitalized at March 31, 2025.

LOAN PORTFOLIO DIVERSIFICATION (1) $105.2 million, or 2.6%, of the CRE portfolio are unguaranteed SBA loans (2) $52.2 million, or 6.1%, and $66.0 million, or 7.7%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively Retail 28% Hospitality 21% Office 14% Industrial 11% Multifamily 10% Mixed Use 3% Construction 2% Gas Station 5% Other 6% CRE Portfolio (1) $3,975M Manufacturing 29% Finance & Insurance 16% Retail Trade 7% Wholesale Trade 6% Real Estate Rental & Leasing 3% Healthcare 6% Other 33% C&I Portfolio (2) $854M • CRE (1) represents 63% of the total portfolio • C&I (2) represents 14% of the total portfolio. 22

California $2,564 64% New York $251 6% Texas $390 10% Illinois $103 3% Other $668 17% CRE Composition by State $3,975 ($ in millions) CRE PORTFOLIO GEOGRAPHICAL EXPOSURE 23 California $38 50% New York $17 22% Other $23 28% Construction by State $78 California $434 57% Texas $51 7% New York $8 1% Illinois $13 2% Other $262 33% Owner Occupied by State $768 California $1,866 69% Texas $238 9% $152 6% Illinois $79 3% New York Other $367 13% Investor (Non - owner Occupied) by State $2,702 California $226 53% Texas $101 24% New York $74 17% Other $15 3% Multifamily by State $428 Illinois $12 3%

24 LOAN PORTFOLIO DISTRIBUTION Residential Real Estate & Equipment Finance C&I CRE Equipment Finance Residential Real Estate Lines of Credit (2) Term (2) Construction (1) Multifamily Non - owner Occupied Owner Occupied ($ in millions) $473 $980 $443 $411 $79 $428 $2,702 $768 Total Balance $0.04 $0.54 $0.86 $0.36 $11.23 $2.74 $3.15 $1.08 Average $0.03 $0.46 $0.11 $0.07 $8.00 $1.09 $1.13 $0.37 Median $250 $419 $368 $355 $49 $306 $1,922 $567 Top Quintile Balance (3) $0.1 or more $0.7 or more $0.8 or more $0.2 or more $16.8 or more $2.6 or more $3.8 or more $1.2 or more Top Quintile Loan Size $0.12 $1.17 $4.44 $1.55 $24.50 $9.87 $11.30 $4.05 Top Quintile Average $0.09 $0.92 $2.00 $0.41 $24.50 $4.12 $7.59 $2.14 Top Quintile Median (1) Represents the total outstanding amount. Advances require authorization and disbursement requests, depending on the progress of the project and inspections. Advances are non - revolving and are made throughout the term, up to the original commitment amount (2) Term loans are a commitment for a specified term. Majority of the Lines of Credit are revolving, including commercial revolvers, with some non - revolvers (sub - notes and working capital tranches) (3) Top quintile represents top 20% of the loans

25 Total >3 Years 1 - 3 Years <1 Year ($ in millions) Real Estate Loans 1,108.7 $ 632.4 $ 311.4 $ 164.9 $ Retail 845.3 389.3 294.7 161.3 Hospitality 563.9 58.8 268.4 236.7 Office 1,379.1 564.1 509.9 305.1 Other 3,897.0 $ 1,644.6 $ 1,384.4 $ 868.0 $ Commercial Property 78.6 0.0 4.0 74.6 Construction 979.5 973.4 0.0 6.1 RRE/Consumer 4,955.1 $ 2,618.0 $ 1,388.4 $ 948.7 $ Total Real Estate Loans 854.5 324.5 199.2 330.8 C&I (1) 472.6 212.4 227.6 32.6 Equipment Finance 6,282.2 $ 3,154.9 $ 1,815.2 $ 1,312.1 $ Loans Receivable LOAN PORTFOLIO MATURITIES Note: numbers may not add due to rounding (1) $308.3 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year

USKC (1) LOANS & DEPOSITS USKC portfolio represented $ 931 . 9 million , or 15 % of the loan portfolio, and $ 968 . 5 million , or 15 % of the deposit portfolio . USKC CRE portfolio had a weighted average debt coverage ratio (2) of 1 . 96 x and weighted average loan - to - value (2) of 54 . 9% . USKC Loans – Top 10 Industries (as of 1Q25) 28% 27% 20% 5% 3% 3% 3% 2% 2% 2% 5% Auto Part Manufacturer RE Investment Hotel Food Polyester Manufact Education Wholesale - household products Golf Course Electronics/Home Appliances Computer Equipment Manufac Other 20% 10% 9% 7% 7% Auto Part Manufac Electronics/Home Appliances Steel RE Investment/Leasing Food 6% All Other Financial Investment Activities 3% Hospitality 3% Holdings 3% Electrical Auto Parts 3% Rental 29% Other 26 USKC Deposits – Top 10 Industries (as of 1Q25) $834 24% 76% $865 28% 72% $918 26% 74% $937 24% 76% $932 24% 76% 1Q24 2Q24 4Q24 1Q25 3Q24 CRE C&I USKC Loans by Product 㸦 $ in millions 㸧 USKC Deposits by Product 㸦 $ in millions 㸧 $848 $867 $798 $823 57% 53% 54% 59% 62% 37% 42% 41% 36% 34% 1Q25 4Q24 3Q24 2Q24 1Q24 $969 Demand Noninterest - bearing Money Market & Savings (1) U.S. subsidiaries of Korean corporations (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025 (4) Time deposits, not illustrated, represent the remainder to add to 100%. (4) (3)

Rate Distribution Portfolio by State Fixed 64% Variable 36% OFFICE LOAN PORTFOLIO 27 (1) Segment represents exposure in CRE and excludes $17.3 million in construction. 3.8% of the portfolio is owner occupied (2) SBA CRE office loans were $5.9 million, or 1.05% of total office loans, at March 31, 2025 (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (4) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025 The CRE office portfolio (1) was $564.0 million (2) at March 31, 2025, representing 9% of the total loan portfolio. $4.5M Average balance of the portfolio 2.02x Weighted average debt coverage ratio (3) of the segment 55.27% Weighted average loan to value (3) of the segment 45.86% of the portfolio is expected to reprice in 1 to 3 months 3.55% of the office portfolio was represented by delinquent loans 4.69% of the office portfolio was represented by criticized loans (4) Remaining = 3% 80% 12% 4% 1%

28 HOSPITALITY SEGMENT (1) SBA loans in the hospitality segment were $20.8 million, or 2.5% of total hospitality loans, at March 31, 2025 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas Hospitality segment represented $845.3 million (1) , or 13% of the total loan portfolio and 21% of the total CRE portfolio at March 31, 2025. $4.4M Average balance of the segment (excluding construction) 2.1x Weighted average debt coverage ratio (2) of the segment 51.44% Weighted average loan to value (2) of the segment $109.3M or 12.94%, of the hospitality segment was criticized as of March 31, 2025 $2.2M in four nonaccrual loans included in the segment - one in a metropolitan (3) area in Texas, and one each in suburban/destination areas in Michigan, Tennessee, and Colorado Metropolitan (3) 58% Destination / Suburban (3) 28% Resort 7% Airport 5% Convention Center 2% Hospitality by Type

29 RETAIL SEGMENT Retail segment represents $1.11 billion (1) , or 18% of the total loan portfolio and 28% of the total CRE portfolio at March 31, 2025. $1.5M Average balance of the segment 2.01x Weighted average debt coverage ratio (2) of the segment 46.11% Weighted average loan to value (2) of the segment $3.2M or 0.29%, of the retail segment was criticized at March 31, 2025 $1.0M or 0.09%, of the retail segment was on nonaccrual status at March 31, 2025 California 71% Texas 12% Illinois Georgia 2% 3% Other 12% Percentage of Portfolio (1) SBA loans in the retail segment are $77.3 million, or 6.97% of total retail loans, at March 31, 2025 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

30 Residential Portfolio RRE Portfolio RESIDENTIAL REAL ESTATE PORTFOLIO The RRE (1) portfolio was $979.5 million at March 31, 2025, representing 16% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43% and minimum FICO scores of 680. 27.1% Fixed Non - QM 92% (3) Jumbo Non - QM 6% (4) QM 2% (2) (1) RRE includes $1.3 million of Home Equity Line of Credit (HELOC) and $6.2 million in consumer loans (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules Residential Real Estate Portfolio 72.9% Variable 0.66% 0.53% 12.7% 87.3% Reset within the Reset after next 12 months 12 months 0% Total 30 - 59 days 60 - 89 days delinquencies delinquency category delinquency category $2.8M / 0.29% on nonaccrual status at March 31, 2025 Percentage of Portfolio

4% 6% 4% Remaining = 44% 13% 10% 4% 8% 4% 3% EQUIPMENT FINANCE PORTFOLIO 31 Transportation 22% Construction 14% Waste Management 12% Manufacturing 12% Professional Services 6% Retail Trade 5% Healthcare 5% Agriculture 3% Wholesale Trade 4% Other Services 3% Other 14% Portfolio by Industry (1) Other includes hospitality and real estate of 3% and 3%, respectively Equipment finance portfolio represented $472.6 million , or 8% of the loan portfolio, at March 31, 2025 Portfolio by Equipment 32% 7% 7% 7% 4% 4% 4% 4% 3% 28% Portfolio by State (1)

32 1 Q 25 FINANCIAL SUMMARY Note: numbers may not add due to rounding (1) Percentage change calculated from dollars in thousands; change in basis points for selected balance sheet items and performance metrics (2) Non - GAAP financial measure, refer to the non - GAAP reconciliation slide Change (1) Y/Y Q/Q March 31, 2024 December 31, 2024 March 31, 2025 ($ in millions, except EPS) Income Statement Summary 8.8% 3.1% 50.7 $ 53.4 $ 55.1 $ Net interest income before credit loss - 0.1% 5.0% 7.7 7.4 7.7 Noninterest income 7.6% 3.3% 58.4 60.8 62.8 Operating revenue - 4.0% 1.3% 36.4 34.5 35.0 Noninterest expense 26.8% 5.9% 21.9 26.3 27.8 Preprovision net revenue 1,098.7% 187.9% 0.2 0.9 2.7 Credit loss (recovery) expense 15.6% - 0.8% 21.7 25.3 25.1 Pretax income 13.6% - 2.5% 6.6 7.6 7.4 Income tax expense 16.5% - 0.1% 15.2 $ 17.7 $ 17.7 $ Net income 0.50 $ 0.58 $ 0.58 $ EPS - Diluted Selected Balance Sheet Items 1.7% 0.5% 6,178 $ 6,251 $ 6,282 $ Loans receivable 3.8% 2.9% 6,376 6,436 6,619 Deposits 2.9% 0.7% 7,512 7,678 7,729 Total assets 6.9% 2.6% 703 $ 732 $ 751 $ Stockholders’ equity 36 18 9.23% 9.41% 9.59% TCE/TA (2) Performance Metrics 13 1 0.81% 0.93% 0.94% Return on average assets 102 3 7.90% 8.89% 8.92% Return on average equity 24 11 2.78% 2.91% 3.02% Net interest margin (673) (110) 62.42% 56.79% 55.69% Efficiency ratio

33 NON - G A A P R E C O N C I L I A T I O N : TANGIBLE COMMON EQUITY TO TANGIBLE ASSET RATIO (1) There were no preferred shares outstanding at the periods indicated March 31, June 30, September 30, December 31, March 31, ($ in thousands, except per share data) 2024 2024 2024 2024 2025 Hanmi Financial Corporation $ 7,512,046 $ 7,586,347 $ 7,712,299 $ 7,677,925 $ 7,729,035 Assets (11,074) (11,048) (11,031) (11,031) (11,031) Less goodwill and other intangible assets $ 7,500,972 $ 7,575,299 $ 7,701,268 $ 7,666,894 $ 7,718,004 Tangible assets $ 703,100 $ 707,059 $ 736,709 $ 732,174 $ 751,485 Stockholders' equity (1) (11,074) (11,048) (11,031) (11,031) (11,031) Less goodwill and other intangible assets $ 692,026 $ 696,011 $ 725,678 $ 721,143 $ 740,454 Tangible stockholders' equity (1) 75,537 76,443 55,790 70,342 60,035 Add AFS securities AOCI $ 767,563 $ 772,454 $ 781,468 $ 791,485 $ 800,489 Tangible stockholder equity without AFS securities AOCI (1) 9.36% 9.32% 9.55% 9.54% 9.72% Stockholders' equity to assets 9.23% 9.19% 9.42% 9.41% 9.59% Tangible common equity to tangible assets (TCE/TA) (1) 10.23% 10.20% 10.15% 10.32% 10.37% TCE/TA (w/o AFS securities AOCI) (1) 30,276,358 30,272,110 30,196,755 30,195,999 30,233,514 Common shares outstanding $ 22.86 $ 22.99 $ 24.03 $ 23.88 $ 24.49 Tangible common equity per common share

34 NON - G A A P R E C O N C I L I A T I O N : PRO FORMA REGULATORY CAPITAL Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $941,548 $868,057 $868,057 $994,327 $810,836 $788,625 Regulatory capital (60,035) (60,035) (60,035) (59,932) (59,932) (59,932) Unrealized losses on AFS securities $881,513 $808,022 $808,022 $934,395 $750,904 $728,693 Adjusted regulatory capital $6,502,730 $6,502,730 $6,502,730 $6,503,188 $6,503,188 $6,503,188 Risk weighted assets (13,538) (13,538) (13,538) (12,931) (12,931) (12,931) Risk weighted assets impact of unrealized losses on AFS securities $6,489,192 $6,489,192 $6,489,192 $6,490,257 $6,490,257 $6,490,257 Adjusted Risk weighted assets 14.48% 13.35% 13.35% 15.29% 12.47% 12.13% Regulatory capital ratio as reported - 0.89% - 0.90% - 0.90% - 0.89% - 0.90% - 0.90% Impact of unrealized losses on AFS securities 13.59% 12.45% 12.45% 14.40% 11.57% 11.23% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at March 31, 2025.